SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Azzad Funds

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Azzad Funds

3141 Fairview Park Drive, Suite 355

Falls Church, VA 22042

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 15, 2023

Dear Shareholders:

The Board of Trustees of Azzad Funds, an open-end management investment company organized as a Massachusetts business trust (the “Trust”), has called a special meeting of the shareholders of Azzad Ethical Fund (“Ethical Fund”) and Azzad Wise Capital Fund (“Wise Fund) (each a “Fund” and collectively the “Funds”), to be held at the offices of Thompson Hine LLP 312 Walnut Street, 20th Floor, Cincinnati, Ohio 45202, at 1:00 p.m. Eastern Time, on August 15, 2023, for the following purposes:

1.

To approve a new investment advisory agreement between the Trust and Azzad Asset Management, Inc., on behalf of Ethical Fund;

2.

To approve a new investment advisory agreement between the Trust and Azzad Asset Management, Inc., on behalf of Wise Fund;

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 31, 2023, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [  ], 2023.

The enclosed materials explain the proposals to be voted on at the special meeting in more detail. No matter how large or small your Fund holdings, your vote is extremely important. We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call us at 888-862-9923. Thank you for your continued investment in the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 15, 2023.   A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new advisory agreements) and Proxy Voting Ballot are available at www.azzadasset.com.

The Board of Trustees unanimously recommends that you cast your vote “FOR” the proposals above, as described in the Proxy Statement.

By Order of the Board of Trustees

Jamal Elbarmil

Secretary

[     ], 2023

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or online by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the special meeting, please vote your shares; if you attend the special meeting, you may revoke your proxy and vote your shares at the special meeting.

Q.

What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on August 15, 2023 (the “Meeting”)?

A.

At the Meeting, shareholders of Azzad Ethical Fund (“Ethical Fund”) will vote on a proposal to approve a new investment advisory agreement (the “New Ethical Fund Advisory Agreement”) between the Trust and Azzad Asset Management, Inc. (“Azzad” or the “Adviser”), on behalf of the Ethical Fund (“Proposal 1”); and  shareholders of Azzad Wise Capital Fund (“Wise Fund”) (Wise Fund and Ethical Fund, collectively, the “Funds”) will vote on a proposal to approve a new investment advisory agreement (the “New Wise Fund Advisory Agreement”) between the Trust and the Adviser, on behalf of the Wise Fund (“Proposal 2”).

Q.

Why are shareholders being asked to approve the Proposals?

A.

Azzad currently serves as the interim investment adviser to the Ethical Fund and the Wise Fund under separate Interim Investment Advisory Agreements between the Trust and the Adviser, on behalf of the respective Fund (each, an “Interim Agreement”).  Prior to May 31, 2023, the Adviser served as the investment adviser to Ethical Fund and Wise Fund under separate Investment Advisory Agreements between the Trust and the Adviser, on behalf of the respective Fund (each, a “Prior Advisory Agreement”). Until May 31, 2023, 32.5% of Azzad was owned by its employees and 67.5% by outside investors.  As a result of a series of transactions on May 31, 2023, current employees of Azzad purchased the ownership interest of the outside investors resulting in a 67.5% change of control of the Adviser.  Under the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, this change of control resulted in an assignment and the termination of each Prior Advisory Agreement.  This is because a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement.  In order for Azzad to continue to provide investment advisory services to the Funds, shareholders are required by the 1940 Act to approve the New Ethical Fund Advisory Agreement and the New Wise Fund Advisory Agreement (collectively, the “New Advisory Agreements”).

Q.

Has the Board of Trustees of the Trust (the “Board”) approved the Proposals?

A.

At a meeting of the Board of Trustees of the Trust (the ‘Board”) held on May 26, 2023, the Board unanimously approved the New Advisory Agreements for each Fund, subject to approval by each Fund’s respective shareholders.

Q.

How does the Board recommend that I vote?

A.

The Board recommends that you vote FOR Proposal 1 to approve the New Ethical Fund Advisory Agreement and FOR Proposal 2 to approve the New Wise Fund Advisory Agreement.

Q.

Because the Prior Advisory Agreements each terminated on May 31, 2023, how are the Funds currently being managed?

A.

At a meeting of the Board held on May 26, 2023, the Board approved separate Interim Agreements between the Trust and the Adviser, on behalf of each Fund to take effect as of May 31, 2023.  Pursuant to the Interim Agreements, the Adviser, will continue to provide advisory services to the Funds, as applicable, until the earlier of: (i) the date on which each Fund’s shareholders approve each New Advisory Agreement between the Trust and  the Adviser, on behalf of the respective Fund; or (ii) one-hundred fifty (150) days from May 31, 2023.  Except for the commencement date and limited term of 150 day, the Interim Agreements are otherwise identical in all material respects to the Prior Advisory Agreements.  However, under the Interim Agreements, all investment advisory fees will be held in escrow pending the approval of the New Advisory Agreements.  Should the respective shareholders approve each of the New Advisory Agreements, the escrowed investment advisory fees will be paid to the Adviser and the Interim Agreements will terminate.

Q.

Why is the Board recommending that shareholders approve the Proposals?

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If shareholders of the Funds do not approve the New Advisory Agreements, then the Adviser will not be permitted to serve as each Fund’s investment adviser after the expiration of the Interim Agreements, and the Board will have to consider other alternatives for the Funds, including again seeking approval by shareholders of the Funds of the New Advisory Agreements or seeking approval of a different investment advisory agreement, allowing the Adviser to manage the Funds at cost for a temporary period, retaining a new investment adviser for the Funds, which also would need to be approved by shareholders of the Funds, and the possible liquidation and closing of the Funds. To avoid interruption to the management and operations of the Funds and to avoid additional costs to the Funds in seeking alternatives, the Board is recommending that shareholders of each Fund approve the Proposals so that the Adviser can continue to provide investment advisory services to the Funds.

Q.

How will the approval of the Proposals affect the management and operations of the Funds?

A.

The Funds’ investment objectives and investment strategies will not change as a result of the New Advisory Agreements. In addition, the change of control will not result in any personnel change in the Adviser’s management or investment teams serving the Funds. Accordingly, the approval of the Proposals is not expected to affect the management and operations of the Funds.

Q.

How will the approval of the Proposals affect the expenses of the Funds?

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The approval of the New Advisory Agreements will not increase the investment advisory fees that the Adviser will be compensated by the Funds and will not increase the Fund’s operating expense ratio. In addition, the approval of the New Advisory Agreements will not result in any change in the fee waivers and/or expense reimbursements that are currently provided by the Adviser with respect to the Funds. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Adviser.

Q.

What are the primary reasons for the retention of Azzad as the investment adviser to the Funds?

A.

The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreements, including, without limitation, the history, reputation, and resources of the Adviser, performance results achieved by the Adviser for its clients, including the Funds, quality of services provided by the Adviser, and the fact that the change of control is not expected to result in any personnel change in the Adviser’s management and investment teams serving the Funds. The Board also considered that the investment advisory fees paid to the Adviser by the Funds pursuant to the New Advisory Agreements, which are consistent with the current advisory fees, and that the fee waivers and/or expense reimbursements currently provided by the Adviser for the Funds will remain unchanged. Additional details regarding factors considered by the Board in approving each New Advisory Agreement can be found in the “Evaluation by the Board of Trustees” section of each Proposal in the enclosed Proxy Statement.

Q.

Are there any material differences between the Prior Advisory Agreements and the New Advisory Agreements?

A.

No. There are no material differences between the Prior Advisory Agreement and the New Advisory Agreement, other than their respective commencement dates, terms and renewal dates.

Q.

How do I vote?

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If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.

When should I vote?

A.

Please vote as soon as possible.  You may submit your vote at any time before the date of the shareholder meeting.  Representatives of the Adviser, any of its affiliates and [PROXY AGENT], a firm authorized by the Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

2

Azzad Funds

3141 Fairview Park Drive, Suite 355

Falls Church, VA 22042

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 15, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Azzad Funds (the “Trust”) on behalf of the Azzad Ethical Fund (“Ethical Fund”) and the Azzad Wise Capital Fund (“Wise Fund) (each a “Fund” and collectively the “Funds”) for use at the special meeting of shareholders, to be held at the offices of Thompson Hine LLP, at 312 Walnut Street, 20th Floor, Cincinnati, Ohio 45202, on August 15, 2023 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”).  The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about [  ], 2023. Only shareholders of record at the close of business on May 31, 2023 (the “Record Date”) will be entitled to vote at the Meeting.  The principal offices of the Trust are located at 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042.

The Shareholders of the Ethical Fund and the Wise Fund, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust and Azzad Asset Management, Inc., on behalf of the Ethical Fund. No investment advisory fee increase is proposed.
2.	To approve a new investment advisory agreement between the Trust and Azzad Asset Management, Inc., on behalf of the Wise Fund. No investment advisory fee increase is proposed.
3.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of the Ethical Fund will vote separately on Proposal 1 and shareholders of the Wise Fund will  vote separately on Proposal 2.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Ethical Fund is required for the approval of Proposal 1, and an affirmative vote of the holders of a majority of the outstanding voting shares of the Wise Fund is required for the approval of Proposal 2. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at www.azzadasset.com. The Funds’ Proxy Statement and annual and semi-annual reports are available, at no charge, by calling 888-862-9923 or on the Funds’ website at www.azzadasset.com.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN AZZAD FUNDS & AZZAD ASSET MANAGEMENT, INC. ON BEHALF OF AZZAD ETHICAL FUND

Background

You are receiving this Proxy Statement because the prior investment advisory agreement between Azzad Funds (the “Trust”), on behalf of Azzad Ethical Fund (the “Fund”), and Azzad Asset Management, Inc. (“Azzad” or the “Adviser”) (the “Prior Advisory Agreement”), automatically on May 31, 2023 due to the transaction described below.  Azzad currently serves as the interim investment adviser to the Fund under an Interim Investment Advisory Agreement between the Trust and Azzad, on behalf of the Fund (the “Interim Agreement”).  The primary purpose of this proposal is to approve Azzad to continue to serve as investment adviser to the Fund.  To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment advisory agreement between the Trust and Azzad, on behalf of the Fund (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase advisory fees paid by the Fund. Except for the commencement dates, terms, and renewal dates, the New Advisory Agreement is identical in all material respects to the Prior Advisory Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Advisory Agreement is described in more detail below.

Azzad is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with the U.S. Securities and Exchange Commission, incorporated in the State of Delaware on June 9, 2000.  Azzad provides investment advisory services to a number of clients, including the Fund and the Azzad Wise Capital Fund. As of May 31, 2023, the Adviser had approximately $1,215,216,205 in discretionary assets under management.

Prior to May 31, 2023, Azzad served as the investment adviser to the Fund under the Prior Advisory Agreement. Until May 31, 2023, 32.5% of Azzad was owned by its employees and 67.5% by outside investors.  As a result of a series of transactions that occurred on May 31, 2023, Azzad had purchased the ownership interest of the outside investors resulting in a 67.5% change of control of Azzad and an assignment of the Prior Advisory Agreement.  Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Advisory Agreement.  The assignment did not result in any changes to the Fund’s investment objectives, principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to the Fund.  Delaware Investments Fund Advisers (“DIFA”) serves as the investment sub-adviser to the Fund and is expected to continue as the Fund’s sub-adviser once shareholders approve the proposed New Advisory Agreement.  The current sub-advisory agreement between the Adviser and DIFA, on behalf of the Fund, will be replaced by a new sub-advisory agreement and will be identical in all material respects to the current sub-advisory agreement except for the commencement dates, terms, and renewal dates.

At a meeting of the Trust’s Board of Directors (the “Board”) held on May 26, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, that took effect upon the assignment on May 31, 2023.  Pursuant to the Interim Agreement, the Adviser will continue to provide advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Advisory Agreement; or (ii) one-hundred fifty (150) days from May 31, 2023.  Except for the commencement date and limited term of 150 days, the Interim Agreements are otherwise identical in all material respects to the Prior Advisory Agreements.  However, under the Interim Agreement, all investment advisory fees will be held in escrow pending the approval of the New Advisory Agreement.  Should the Fund’s shareholders approve the New Advisory Agreement, the escrowed investment advisory fees will be paid to the Adviser and the Interim Agreement will terminate.

At a meeting of the Board held on May 26, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Advisory Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Advisory Agreement

The Board most recently renewed the Prior Advisory Agreement at a meeting held on May 26, 2023.  For the fiscal year ended June 30, 2022, the Adviser earned the following amount of advisory fees under the Prior Advisory Agreement:

Fund	Advisory Fee Earned
Azzad Ethical Fund	$1,084,544
Total:	$1,084,544

Under the terms of the Interim Agreement and New Advisory Agreement, the Adviser is entitled to receive an annual fee equal to the following percentage of the average daily net assets of the Fund (which fees are equal to the fees that the Adviser was entitled to receive under the Prior Advisory Agreement):

Fund:	Annual Fee:
Azzad Ethical Fund	0.80%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with the Adviser.  If the New Advisory Agreement with the Adviser is not approved by shareholders of the Fund, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of each Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Advisory Agreement, like the Prior Advisory Agreement and Interim Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless misconduct or violation of any applicable law.  The New Advisory Agreement is attached as Exhibit A and is similar in all material respects to the Prior Advisory Agreement, except for the date of its execution, term, effectiveness, and expiration.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning The Adviser

Azzad is a Delaware corporation located at 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042. The names and principal occupations of the principal executive officers and directors of Azzad as of the date of this Proxy are set forth below. The address of each listed individual is c/o Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042.

Name:	Principal Occupation:
Bashar Qasem	President and CEO
Jamal Elbarmil	Vice President
Manal Fouz	Chief Compliance Officer

As of the date of this Proxy, Azzad is owned and controlled by Bashar Qasem, Jamal Elbarmil and Manal Fouz.

Evaluation by the Board of Trustees

At an in-person meeting held on May 26, 2023, the Board approved the Interim Agreement and the and New Advisory Agreement with respect to the Fund.  The Board’s determination to approve the agreements followed its consideration of various factors and review of written materials provided by Azzad.

In considering the Interim Agreement and the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations considering the Interim Agreement and the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

The Board’s deliberations and the information on which its conclusions were based are summarized below.

The Board requested, and Azzad, as appropriate, provided, information and data relating to: (i) the investment performance of the Fund and Azzad; (ii) the nature, extent and quality of the services provided by Azzad to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the Fund’s shareholders.

Nature, Extent and Quality of the Services Provided to the Fund

The Board considered the nature, extent and quality of the services that had been historically provided by the Adviser to the Fund. The Trustees noted that while the ownership structure of the Adviser was expected to change, the Adviser’s internal resources, including employees and systems dedicated the Fund will remain the same. The Trustees discussed the significant resources involved in operating the Fund, including the key employees, time, and financial commitment that the Adviser continues to commit to effectively managing the Fund. The Board concluded the new ownership structure with the Adviser being owned 100% by its employees helped support the Adviser’s commitment to maintaining and continuing to grow the advisory business.  The Board considered the unique investment philosophies and strategies of the Fund and the Adviser’s experience overseeing such unique investments and the Fund’s Sub-Adviser.  The Board considered that such investment strategies and services providers, including the Sub-Adviser, would remain unchanged.  The Board considered the Adviser’s use of proprietary software and strong culture of compliance to assist with the maintenance of the Fund’s investment restrictions and guidelines. The Trustees reviewed the services provided by the Adviser under the Current Advisory Agreement, the Interim Agreement and the New Advisory Agreement, including providing Trust officers and portfolio managers, voting and recording proxies, coordinating the Fund’s service providers, overseeing the Fund’s investment strategies and the Fund’s Sub-Adviser, noting that such services were expected to remain the same under the Interim Agreement and the New Advisory Agreement.

The Board discussed at length the services that have been provided by the Adviser under the Current Advisory Agreement, considered that such services were expected to continue under the New Advisory Agreement and further considered the Adviser’s long-standing relationship as the investment adviser to the Fund and expressed satisfaction.  The Board discussed investment and operational personnel of the Adviser, including a review of each key person’s background and qualifications to service the Fund, noting no anticipated changes under the Interim Agreement and the New Advisory Agreement.  The Board reviewed and discussed the Adviser’s Form ADV, financial reports, including the independent valuation report provided by DeVoe and Company.  The Board reviewed the Adviser’s compliance policies and procedures in detail, noting no comments or deficiencies were noted on the SEC’s recent examination of the Trust and the Adviser and expressed satisfaction with the compliance program.  The Board noted that the Adviser reported no known pending or current material litigation within the past 12 months that was expected to affect the Adviser’s role as investment adviser to the Fund.  After a discussion, the Board concluded that the Adviser has sufficient experience, financial capabilities, experienced personnel and adequate compliance policies and procedures essential to perform its duties under the Interim Agreement and the New Advisory Agreement and that the nature, quality and extent of the advisory services provided to the Fund, as well as the Adviser’s compliance program, were expected to remain a benefit to the Fund.

Investment Performance of the Fund and the Adviser

The Trustees reviewed the Fund’s performance for prior periods and noted that each Fund’s performance is also reviewed and discussed at each quarterly Board meeting. The Board observed the Fund’s 1-year, 3-year, 5-year, 10-year and since inception performance through December 31, 2022, and noted that the Fund had outperformed its peer group average over the 1-year and 5-year periods, but had underperformed its peer group over all other periods and had underperformed its primary benchmark, the Russell Mid Cap Growth Index, over all periods through December 31, 2022. The Trustees considered the turbulent markets and the Adviser’s explanation for the Fund’s relative underperformance.  The Trustees noted that the Adviser believed that the Fund’s new model would perform well over a full market cycle, particularly in times of less market volatility.  The Board further considered the Fund’s performance through March 31, 2023 over the same time periods noting significant outperformance relative to its benchmark and peers.  After further discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

Fees and Expenses

The Trustees considered whether the Adviser’s historical compensation was fair and reasonable in light of the services that the Adviser was expected to provide to the Fund under the Interim Agreement and the New Advisory Agreement. The Board noted that the material terms, including fees and expenses of the Fund, will not change under the New Advisory Agreement.  The Board considered various factors in their deliberations, including the resources that the Adviser spends on overseeing and managing the Fund and each service provider, including the Sub-Adviser. The Trustees observed that the Fund’s advisory fee was 0.80%.  The Trustees observed that the Fund’s expense ratio of 0.99%, net of waivers, was lower than its peer group average of 1.00% and lower than its Morningstar category average of 1.11%.

The Trustees discussed the Fund’s investment strategy with respect to the Fund’s advisory fee and expense ratio, relative to the information provided for the funds in the Fund’s peer group. The Trustees considered that the Adviser has historically compensated the Fund’s Sub-Adviser out of the Adviser’s investment advisory fee, not directly from the Fund. The Board considered the Fund’s unique investment strategy and additional time required for the management of such strategy.  The Trustees further observed the Adviser’s ethical screening models to manage the Fund in accordance with its ethical and investment mandate. The Trustees agreed that the fees and expenses for the Fund is acceptable, given the Fund’s unique investment strategy, ethical screening and the resources involved to actively manage the Fund.

Profitability

The Trustees reviewed the historical profitability analysis provided by the Adviser and noted that the Adviser realized a slight loss in connection with its management of the Fund.  The Trustees considered that the Adviser had waived $172,749.88 in advisory fees over the twelve months ended December 31, 2022 for the Fund.  The Trustees considered the Adviser’s expenses for managing the Fund, including the sub-advisory fees that the Adviser pays to the Fund’s Sub-Adviser.  The Trustees acknowledged that the Adviser had no soft dollar arrangements in the previous year. They considered the Administration Agreement between the Trust and the Adviser, on behalf of the Fund, and any compensation paid to the Adviser, noting the Adviser’s costs in administering the Fund exceeds the amount paid by the Fund under the Agreement.  The Trustees concluded that the Adviser has not received excessive profits or ancillary benefits by managing the Fund.

Economies of Scale

The Trustees discussed economies of scale for the Fund.  The Trustees noted that the Adviser did not have immediate plans to change the fee structure of the Fund, again noting that the advisory fees under the Current Advisory Agreement would remain the same under the Interim Agreement and the New Advisory Agreement.  The Trustees discussed the Adviser’s intent to continue pursuing selling agreements with various financial intermediaries to grow the Fund’s assets. The Trustees determined to revisit the matter of economies of scale at the first renewal of the New Advisory Agreement.

Conclusion

Having requested and received all such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Agreement and the New Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure was reasonable, and that the approval of the Interim Agreement and the New Advisory Agreement was in the best interests of the Trust and shareholders of the Fund.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE AZZAD ETHICAL FUND VOTE “FOR” PROPOSAL 1

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN AZZAD FUNDS & AZZAD ASSET MANAGEMENT, INC. ON BEHALF OF AZZAD WISE CAPITAL FUND

Background

You are receiving this Proxy Statement because the prior investment advisory agreement between Azzad Funds (the “Trust”), on behalf of Azzad Wise Capital Fund (the “Fund”), and Azzad Asset Management, Inc. (“Azzad” or the “Adviser”) (the “Prior Advisory Agreement”), terminated on May 31, 2023 due to the transaction described below.  Azzad currently serves as the interim investment adviser to the Fund under an Interim Investment Advisory Agreement between the Trust and Azzad, on behalf of the Fund (the “Interim Agreement”).  The primary purpose of this proposal is to approve Azzad to continue to serve as investment adviser to the Fund.  To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment advisory agreement between the Trust and Azzad, on behalf of the Fund (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase advisory fees paid by the Fund. Except for the commencement dates, terms, and renewal dates, the New Advisory Agreement is identical in all material respects to the Prior Advisory Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Advisory Agreement is described in more detail below.

Azzad is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with the U.S. Securities and Exchange Commission, incorporated in the State of Delaware on June 9, 2000.  Azzad provides investment advisory services to a number of clients, including the Fund and the Azzad Ethical Fund. As of May 31, 2023, the Adviser had approximately $1,215,216,205 million in discretionary assets under management.

Prior to May 31, 2023, Azzad served as the investment adviser to the Fund under the Prior Advisory Agreement. Until May 31, 2023, 32.5% of Azzad was owned by its employees and 67.5% by outside investors.  As a result of a series of transactions that occurred on May 31, 2023, Azzad had purchased the ownership interest of the outside investors resulting in a 67.5% change of control of Azzad and an assignment of the Prior Advisory Agreement.  Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Advisory Agreement.  The assignment did not result in any changes to the Fund’s investment objectives, principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to the Fund.  Federated Investment Management Company, including any investment sub-subadvisers (“Federated”) serves as the investment sub-adviser to the Fund and is expected to continue as the Fund’s sub-adviser once shareholders approve the proposed New Advisory Agreement.  The current sub-advisory agreement between the Adviser and Federated, on behalf of the Fund, will be replaced by a new sub-advisory agreement and will be identical in all material respects to the current sub-advisory agreement except for the commencement dates, terms, and renewal dates.

At a meeting of the Trust’s Board of Directors (the “Board”) held on May 26, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, that took effect upon the assignment on May 31, 2023.  Pursuant to the Interim Agreement, the Adviser will continue to provide advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Advisory Agreement; or (ii) one-hundred fifty (150) days from May 31, 2023.  Except for the commencement date and limited term of 150 days, the Interim Agreements are otherwise identical in all material respects to the Prior Advisory Agreements.  However, under the Interim Agreement, all investment advisory fees will be held in escrow pending the approval of the New Advisory Agreement.  Should the Fund’s shareholders approve the New Advisory Agreement, the escrowed investment advisory fees will be paid to the Adviser and the Interim Agreement will terminate.

At a meeting of the Board held on May 26, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Advisory Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Advisory Agreement

The Board most recently renewed the Prior Advisory Agreement at a meeting held on May 26, 2023.  For the fiscal year ended June 30, 2022, the Adviser earned the following amount of advisory fees under the Prior Advisory Agreement:

Fund	Advisory Fee Earned
Azzad Wise Capital Fund	$1,716,969
Total:	$1,716,969

Under the terms of the Interim Agreement and New Advisory Agreement, the Adviser is entitled to receive an annual fee equal to the following percentage of the average daily net assets of the Fund (which fees are equal to the fees that the Adviser was entitled to receive under the Prior Advisory Agreement):

Fund:	Annual Fee:
Azzad Wise Capital Fund	0.80%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with the Adviser.  If the New Advisory Agreement with the Adviser is not approved by shareholders of the Fund, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of each Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Advisory Agreement, like the Prior Advisory Agreement and Interim Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless misconduct or violation of any applicable law.  The New Advisory Agreement is attached as Exhibit B and is similar in all material respects to the Prior Advisory Agreement, except for the date of its execution, term, effectiveness, and expiration.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning The Adviser

Azzad is a Delaware corporation located at 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042. The names and principal occupations of the principal executive officers and directors of Azzad as of the date of this Proxy are set forth below. The address of each listed individual is c/o Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042.

Name:	Principal Occupation:
Bashar Qasem	President and CEO
Jamal Elbarmil	Vice President
Manal Fouz	Chief Compliance Officer

As of the date of this Proxy, Azzad is owned and controlled by Bashar Qasem, Jamal Elbarmil and Manal Fouz.

Evaluation by the Board of Trustees

At an in-person meeting held on May 26, 2023, the Board approved the Interim Agreement and the and New Advisory Agreement with respect to the Fund.  The Board’s determination to approve the agreements followed its consideration of various factors and review of written materials provided by Azzad.

In considering the Interim Agreement and the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations considering the Interim Agreement and the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

The Board’s deliberations and the information on which its conclusions were based are summarized below.

The Board requested, and Azzad, as appropriate, provided, information and data relating to: (i) the investment performance of the Fund and Azzad; (ii) the nature, extent and quality of the services provided by Azzad to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the Fund’s shareholders.

Nature, Extent and Quality of the Services Provided to the Fund

The Board considered the nature, extent and quality of the services that had been historically provided by the Adviser to the Fund. The Trustees noted that while the ownership structure of the Adviser was expected to change, the Adviser’s internal resources, including employees and systems dedicated the Fund will remain the same. The Trustees discussed the significant resources involved in operating the Fund, including the key employees, time, and financial commitment that the Adviser continues to commit to effectively managing the Fund. The Board concluded the new ownership structure with the Adviser being owned 100% by its employees helped support the Adviser’s commitment to maintaining and continuing to grow the advisory business.  The Board considered the unique investment philosophies and strategies of the Fund and the Adviser’s experience overseeing such unique investments and the Fund’s Sub-Adviser.  The Board considered that such investment strategies and services providers, including the Sub-Adviser, would remain unchanged.  The Board considered the Adviser’s use of proprietary software and strong culture of compliance to assist with the maintenance of the Fund’s investment restrictions and guidelines. The Trustees reviewed the services provided by the Adviser under the Current Advisory Agreement, the Interim Agreement and the New Advisory Agreement, including providing Trust officers and portfolio managers, voting and recording proxies, coordinating the Fund’s service providers, overseeing the Fund’s investment strategies and the Fund’s Sub-Adviser, noting that such services were expected to remain the same under the Interim Agreement and the New Advisory Agreement.

The Board discussed at length the services that have been provided by the Adviser under the Current Advisory Agreement, considered that such services were expected to continue under the New Advisory Agreement and further considered the Adviser’s long-standing relationship as the investment adviser to the Fund and expressed satisfaction.  The Board discussed investment and operational personnel of the Adviser, including a review of each key person’s background and qualifications to service the Fund, noting no anticipated changes under the Interim Agreement and the New Advisory Agreement.  The Board reviewed and discussed the Adviser’s Form ADV, financial reports, including the independent valuation report provided by DeVoe and Company.  The Board reviewed the Adviser’s compliance policies and procedures in detail, noting no comments or deficiencies were noted on the SEC’s recent examination of the Trust and the Adviser and expressed satisfaction with the compliance program.  The Board noted that the Adviser reported no known pending or current material litigation within the past 12 months that was expected to affect the Adviser’s role as investment adviser to the Fund.  After a discussion, the Board concluded that the Adviser has sufficient experience, financial capabilities, experienced personnel and adequate compliance policies and procedures essential to perform its duties under the Interim Agreement and the New Advisory Agreement and that the nature, quality and extent of the advisory services provided to the Fund, as well as the Adviser’s compliance program, were expected to remain a benefit to the Fund.

Investment Performance of the Fund and the Adviser

The Trustees reviewed the Fund’s performance for prior periods and noted that the Fund’s performance is also reviewed and discussed at each quarterly Board meeting. The Trustees acknowledged that the Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2022.  The Board noted that the Fund had been ranked as a 4-star Morningstar fund for the year ended December 31, 2022. The Board observed the Fund’s performance through March 31, 2023 over the same time periods noting slight underperformance relative to its benchmark and peers. After further discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

Fees and Expenses

The Trustees considered whether the Adviser’s historical compensation was fair and reasonable in light of the services that the Adviser was expected to provide to the Fund under the Interim Agreement and the New Advisory Agreement. The Board noted that the material terms, including fees and expenses of the Fund, will not change under the New Advisory Agreement.  The Board considered various factors in their deliberations, including the resources that the Adviser spends on overseeing and managing the Fund and each service provider, including the Sub-Adviser. The Trustees observed that the Fund’s advisory fee was 0.80%, further noting that the Fund’s advisory fee had been reduced from 1.19% to 0.80% on January 1, 2021.  The Trustees observed that the Fund’s expense ratio of 0.89%, net of waivers, was higher than the peer group average of 0.52% and higher than its Morningstar category average of 0.67%, but within the range of its peers.  The Trustees observed that in most instances, the peers with lower expense ratios may have been partially attributable to significantly more assets in those peers relative to the Fund.

The Trustees discussed the Fund’s investment strategy with respect to the Fund’s advisory fee and expense ratio, relative to the information provided for the funds in the Fund’s peer group. The Trustees considered that the Adviser has historically compensated the Fund’s Sub-Adviser out of the Adviser’s investment advisory fee, not directly from the Fund. The Board considered the Fund’s unique investment strategy, including the Fund’s investments in bank deposits, trade finance contracts and sukuk and additional time required for such strategy.  The Trustees further observed the Adviser’s ethical screening models to manage the Fund in accordance with its ethical and investment mandate. The Trustees agreed that the fees and expenses for the Fund is acceptable, given the Fund’s unique investment strategy, ethical screening and the resources involved to actively manage the Fund.

Profitability

The Trustees reviewed the historical profitability analysis provided by the Adviser and noted that the Adviser realized a profit in connection with its management of the Fund.  The Trustees agreed that any realized profits were reasonable considering the time and effort necessary to manage the Fund. The Trustees considered that the Adviser had waived $183,417.34 in advisory fees over the twelve months ended December 31, 2022 for the Fund.  The Trustees considered the Adviser’s expenses for managing the Fund, including the sub-advisory fees that the Adviser pays to the Fund’s Sub-Adviser.  The Trustees acknowledged that the Adviser had no soft dollar arrangements in the previous year. They considered the Administration Agreement between the Trust and the Adviser, on behalf of the Fund, and any compensation paid to the Adviser, noting the Adviser’s costs in administering the Fund exceeds the amount paid by the Fund under the Agreement.  The Trustees concluded that the Adviser has not received excessive profits or ancillary benefits by managing the Fund.

Economies of Scale

The Trustees discussed economies of scale for the Fund.  The Trustees noted that the Adviser did not have immediate plans to change the fee structure of the Fund, again noting that the advisory fees under the Current Advisory Agreement would remain the same under the Interim Agreement and the New Advisory Agreement.  The Trustees discussed the Adviser’s intent to continue pursuing selling agreements with various financial intermediaries to grow the Fund’s assets. The Trustees determined to revisit the matter of economies of scale at the first renewal of the New Advisory Agreement.

Conclusion

Having requested and received all such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Agreement and the New Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure was reasonable, and that the approval of the Interim Agreement and the New Advisory Agreement was in the best interests of the Trust and shareholders of the Fund.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE AZZAD WISE CAPITAL FUND VOTE “FOR” PROPOSAL 2

OTHER INFORMATION

Operation of the Fund

Azzad Ethical Fund and Azzad Wise Capital Fund are each a diversified series of the Azzad Funds, an open-end investment management company that was organized as a Massachusetts business trust on December 16, 1996.  The Trust’s principal executive offices are located at 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042.  The Board supervises the business activities of each Fund.  Like other mutual funds, the Funds retains various organizations to perform specialized services.  Mutual Shareholder Services, LLC, with principal offices located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, provides the Funds with transfer agency, dividend disbursing, and accounting services. Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042, provides administration services to the Funds. Huntington National Bank of 7 Easton Oval, Columbus, Ohio 43219, serves as custodian for the Funds. Delaware Investments Fund Advisers, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106, serves as the investment sub-adviser to the Azzad Ethical Fund.  Federated Investment Management Company, located at 1001 Liberty Avenue, Pittsburgh, PA, 15222, serves as sub-adviser to the Azzad Wise Capital Fund.  Federated Hermes (UK) LLP, located at 150 Cheapside, London, United Kingdom EC2V 6ET, serves as sub-subadviser to the Azzad Wise Capital Fund.

Voting Securities

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Shares
Azzad Ethical Fund	8,301,051
Azzad Wise Capital Fund	21,764,135

All shareholders of record of the Azzad Ethical Fund on the Record Date are entitled to vote at the Shareholder Meeting on Proposal 1.  All shareholders of record of the Azzad Wise Capital Fund on the Record Date are entitled to vote at the Shareholder Meeting on Proposal 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held on any matter submitted to a vote at the Shareholder Meeting.  The presence at the Shareholder Meeting of holders of a majority of the outstanding shares of the respective Fund entitled to vote at the Shareholder Meeting (via attendance or by proxy) constitutes a quorum for the respective Fund.

Security Ownership of Certain Beneficial Owners

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds:

Azzad Ethical Fund

Name and Address*	Amount of Shares and Nature of Beneficial Ownership	Percentage of Fund
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	$73,071,803; and 4,780,406 shares	57.59%

Azzad Wise Capital Fund

Name and Address*	Amount of Shares and Nature of Beneficial Ownership	Percentage of Fund
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	$169,894,919; and 16,245,094	74.46%
SEI Private Trust Company Oaks, PA 19456	$18,976,219; and 1,814,477	8.32%

* All addresses are c/o Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042.

Shareholders owning more than 25% of the shares of a Fund are considered to "control" that Fund, as that term is defined under the 1940 Act.

Security Ownership of Management

As of the Record Date the Trustees and officers, as a group, beneficially owned less than 1% of the Azzad Ethical Fund.

As of the Record Date the Trustees and officers, as a group, beneficially owned less than 1% of the Azzad Wise Capital Fund.

Voting and Proxy Procedures

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Shareholder Meeting. A proxy for voting your shares at the Shareholder Meeting is enclosed. The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received on time and is properly executed.  If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card. The individuals named as proxies, in their discretion, may vote upon such other matters as may properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of the Proxy Statement.  The Board is not aware of any other matters to come before the Shareholder Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Shareholder Meeting.

Approval of the Proposals requires the affirmative vote of the “majority of the outstanding voting securities” of the respective Fund at the Shareholder Meeting.  The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Shareholder Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less.  This means that Proposal 1 and Proposal 2 may be approved by less than a majority of the outstanding shares of the relevant Fund, provided a quorum is present at the Shareholder Meeting.

Shares as to which a proxy card is returned by a shareholder, but which is marked “abstain” or “withhold” on the Proposal will be included in the Funds’ tabulation of the total number of votes present for purposes of determining a quorum and will be treated as votes against the Proposal. “Broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as present for purposes of determining a quorum or as votes cast. Under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).  The NYSE considers the Proposal to be voted upon at the Shareholder Meeting to be a non-routine matter that affects substantially a shareholder’s rights or privileges.  Consequently, brokers holding shares of a Fund on behalf of clients may not vote absent instructions from the beneficial owners of the shares, and absent instructions, these shares will be treated as broker non-votes.

If (a) a quorum is not present at the Shareholder Meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Shareholder Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Shareholder Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Shareholder Meeting for any other reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned meeting, the Funds may transact any business which might have been transacted at the original meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Funds represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Shareholder Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Jamal Elbarmil, Secretary, Azzad Funds, 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22041.

Other Matters

The Board knows of no other matters to be presented at the Shareholder Meeting other than as set forth above.  If any other matters properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Cost of Solicitation

The Board is making this solicitation of proxies.  The proxy solicitor will mail the Proxy Statement, Notice of Special Meeting and all materials relating to the Shareholder Meeting to the Funds’ shareholders, and will solicit and tabulate votes of each Fund’s shareholders. The estimated fees related to this Proxy Statement are approximately $25,000 and those costs will be borne by the Adviser.  The cost of preparing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Shareholder Meeting and the cost of soliciting proxies will be borne by the Adviser.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and the Funds will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (888) 862-9923, or write the Trust at Azzad Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 15, 2023.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.azzadasset.com.

BY ORDER OF THE BOARD OF TRUSTEES

Jamal Elbarmil, Secretary

Dated: [     ], 2023

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 888-862-9923.

EXHIBIT A

AZZAD ETHICAL FUND

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of [  ], 2023, by and between AZZAD FUNDS, a Massachusetts business trust (the “Company”), on behalf of its series, the AZZAD ETHICAL FUND (the “Fund”), and AZZAD ASSET MANAGEMENT, INC., a Delaware corporation (the “Adviser” or “Azzad”).

W I T N E S E T H:

WHEREAS, the Company is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies;

WHEREAS, the Adviser and the Company desire to enter into this Investment Advisory Agreement (the “Agreement”) pursuant to the Investment Company Act, designating the Adviser as the investment adviser of the Fund; and

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.

APPOINTMENT OF ADVISER.  The Company hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees of the Company (the “Board of Trustees”).

2.

DUTIES OF ADVISER.

(a)

GENERAL DUTIES.  The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Company’s Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser.  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the Administrator, Transfer Agent or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Board of Trustees or the officers of the Fund may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)

BROKERAGE.  The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be to obtain best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund or accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made, the amount of such allocation and the basis therefore. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price and execution or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c)

DELEGATION.  The Adviser may delegate any or all of the responsibilities, rights or duties described herein to one or more sub-advisers who shall enter into agreements with the Adviser, provided the agreements are approved and ratified by the Board of Trustees, including a majority of the trustees who are not interested persons of the Adviser or of the Company.  Any such delegation shall not relieve the Adviser from any liability hereunder.

3.

REPRESENTATIONS OF THE ADVISER.

 (a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4.

INDEPENDENT CONTRACTOR.  The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.

ADVISER’S PERSONNEL.  The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

6.

EXPENSES.   If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any meeting is called to be convened for the primary benefit of the Adviser.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory and administrative fees and expenses payable to the Adviser or Administrator under the appropriate agreements entered into with the Adviser or the Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company’s shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services (other than investment and advisory services) for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.

INVESTMENT ADVISORY FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee equal to 0.80% of the Fund’s average daily net assets.

(b) The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.

NO SHORTING; NO BORROWING.  The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.

CONFLICTS WITH THE FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.

REPORTS AND ACCESS. Upon reasonable notice, the Adviser agrees to supply such information to the Administrator and to permit such compliance inspections by the Administrator as shall be reasonably necessary to permit the Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees. Any such information supplied by the Adviser, and any such compliance inspections conducted by the Administrator, shall be supplied or conducted, as the case may be, at a mutually agreed upon time.

11.

SHAREHOLDER LIST. The Adviser shall have access to a current list of shareholders of the Fund at any time to solicit proxies on its behalf.

12.

ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to the Adviser’s business, and shall have no liability for information supplied by the Administrator or the Fund or another third party for inclusion therein. The Adviser shall be given reasonable time to review and comment upon any such offering materials.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Adviser that is not in accordance with the Fund’s objectives and policies as set forth in the Fund’s offering documents or in violation of any applicable securities laws.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustees of the Company or officer of the Fund, or officer or director of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

13.

NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Company’s Board of Trustees.

14.

TERM.  This Agreement shall take effect on the date first set forth above and, unless terminated as herein provided, shall remain in force for two years (the “Initial Term”).  This Agreement shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after the Initial Term is specifically approved at least annually in accordance with the requirements of the Investment Company Act as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

15.

TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of the Fund, upon at least sixty (60) days’ written notice to the Adviser, and by the Adviser upon at least sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16.

OBLIGATION OF THE TRUST. A copy of the Charter of the Company is on file with the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Board of Trustees of the Company as the Board of Trustees, and that the obligations of this Agreement are not binding upon any of the Board of Trustees, officers, or shareholders of the Company individually but binding only upon the assets and property of the Fund.

17.

RIGHTS TO THE USE OF NAMES.  The parties to this Agreement hereby acknowledge that the prefix to the name of the Fund, “Azzad,” is the exclusive property of the Adviser and is not the property of the Fund. In the event that this Agreement is terminated by either party to this Agreement, the Fund, to the extent that it continues to exist, shall discontinue the use of the name “Azzad” and change its name within thirty (30) days of such termination.

18.

SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.

CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20.

GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

AZZAD FUNDS

AZZAD ASSET MANAGEMENT, INC.

On behalf of its series,

The Azzad Ethical Fund

By:  _____ _________________________

By: ______________________________

Syed Raheemullah

Bashar Qasem

Trustee

                         President

AIT-JOHCM

EXHIBIT B

AZZAD WISE CAPITAL FUND

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of [ ], 2023, by and between AZZAD FUNDS, a Massachusetts business trust (the “Company”), on behalf of its series, the AZZAD WISE CAPITAL FUND (the “Fund”), and AZZAD ASSET MANAGEMENT, INC., a Delaware corporation (the “Adviser” or “Azzad”).

W I T N E S E T H:

WHEREAS, the Company is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies;

WHEREAS, the Adviser and the Company desire to enter into this Investment Advisory Agreement (the “Agreement”) pursuant to the Investment Company Act, designating the Adviser as the investment adviser of the Fund; and

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.

APPOINTMENT OF ADVISER.  The Company hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees of the Company (the “Board of Trustees”).

2.

DUTIES OF ADVISER.

(a)

GENERAL DUTIES.  The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Company’s Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser.  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the Administrator, Transfer Agent or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Board of Trustees or the officers of the Fund may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)

BROKERAGE.  The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be to obtain best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund or accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made, the amount of such allocation and the basis therefore.  The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients  (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price and execution or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c)

DELEGATION.  The Adviser may delegate any or all of the responsibilities, rights or duties described herein to one or more sub-advisers who shall enter into agreements with the Adviser, provided the agreements are approved and ratified by the Board of Trustees, including a majority of the trustees who are not interested persons of the Adviser or of the Company.  Any such delegation shall not relieve the Adviser from any liability hereunder.

3.

REPRESENTATIONS OF THE ADVISER.

 (a)

The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)

The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)

The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4.

INDEPENDENT CONTRACTOR.  The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.

ADVISER’S PERSONNEL.  The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

6.

EXPENSES.  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

(a)

With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any meeting is called to be convened for the primary benefit of the Adviser.

(b)

The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory and administrative fees and expenses payable to the Adviser or Administrator under the appropriate agreements entered into with the Adviser or the Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company’s shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)

The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d)

To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services (other than investment and advisory services) for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.

INVESTMENT ADVISORY FEE.

(a)

The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee equal to 0.80% of the Fund’s average daily net assets.

(b)

The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)

The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)

The fee payable to the Adviser under this Agreement will be reduced as required under any expense limitation applicable to the Fund.

(e)

The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.  Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)

The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.

NO SHORTING; NO BORROWING.  The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.

CONFLICTS WITH THE FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.

REPORTS AND ACCESS. Upon reasonable notice, the Adviser agrees to supply such information to the Administrator and to permit such compliance inspections by the Administrator as shall be reasonably necessary to permit the Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees. Any such information supplied by the Adviser, and any such compliance inspections conducted by the Administrator, shall be supplied or conducted, as the case may be, at a mutually agreed upon time.

11.

SHAREHOLDER LIST. The Adviser shall have access to a current list of shareholders of the Fund at any time to solicit proxies on its behalf.

12.

ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)

The Adviser shall have responsibility for the accuracy of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to the Adviser’s business, and shall have no liability for information supplied by the Administrator or the Fund or another third party for inclusion therein. The Adviser shall be given reasonable time to review and comment upon any such offering materials.

(b)

The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Adviser that is not in accordance with the Fund’s objectives and policies as set forth in the Fund’s offering documents or in violation of any applicable securities laws.

(c)

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(d)

Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)

No provision of this Agreement shall be construed to protect any Trustees of the Company or officer of the Fund, or officer or director of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

13.

NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Company’s Board of Trustees.

14.

TERM.  This Agreement shall take effect on the date first set forth above and, unless terminated as herein provided, shall remain in force for two years (the “Initial Term”).  This Agreement shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after the Initial Term is specifically approved at least annually in accordance with the requirements of the Investment Company Act as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

15.

TERMINATION; NO ASSIGNMENT.

(a)

This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of the Fund, upon at least sixty (60) days’ written notice to the Adviser, and by the Adviser upon at least sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b)

This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16.

OBLIGATION OF THE TRUST. A copy of the Charter of the Company is on file with the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Board of Trustees of the Company as the Board of Trustees, and that the obligations of this Agreement are not binding upon any of the Board of Trustees, officers, or shareholders of the Company individually but binding only upon the assets and property of the Fund.

17.

RIGHTS TO THE USE OF NAMES. The parties to this Agreement hereby acknowledge that the prefix to the name of the Fund, “Azzad,” is the exclusive property of the Adviser and is not the property of the Fund. In the event that this Agreement is terminated by either party to this Agreement, the Fund, to the extent that it continues to exist, shall discontinue the use of the name “Azzad” and change its name within thirty (30) days of such termination.

18.

SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.

CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20.

GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

AZZAD FUNDS

AZZAD ASSET MANAGEMENT, INC.

On behalf of its series,

The Azzad Wise Capital Fund

By:  _____ _________________________

By: ______________________________

Syed Raheemullah

Bashar Qasem

Trustee

                         President

PROXY CARD

Azzad Funds

3141 Fairview Park Drive, Suite 355

Falls Church, Virginia 22042

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD August 15, 2023

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Manal Fouz, an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Azzad Ethical Fund and Azzad Wise Capital Fund (each a “Fund”) to be held at the offices of Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, Ohio 45202, on August 15, 2023 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS BELOW.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND.

YOUR VOTE IS IMPORTANT.  Please date and sign this proxy and return it promptly in the enclosed envelope to Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147.  To vote by phone, call 888-862-9923.  If you vote by phone, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN “X” IN THE APPROPRIATE BOX BELOW.

	FOR	AGAINST	ABSTAIN

1.

To approve a new advisory agreement between Azzad Asset Management, Inc., the Fund’s interim adviser, with respect to the Azzad Ethical Fund. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio managers, investment process, or advisory fees.

	☐	☐	☐

2.

To approve a new advisory agreement between Azzad Asset Management, Inc., the Fund’s interim adviser, with respect to the Azzad Wise Capital Fund. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio managers, investment process, or advisory fees.

	☐	☐	☐
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

PLEASE DATE AND SIGN THIS PROXY BELOW.

This proxy will not be valid unless it is dated and signed exactly as instructed below.  If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card.  If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:  “ABC Corp., John Doe, Treasurer.”

Signature:  ________________________________________

Date:

   ________________________________________

Signature (if held jointly):  ___________________________

Date:  ________________________